EXHIBIT 10.29

THIRD AMENDMENT TO EMPLOYMENT SERVICES AGREEMENT

THIS AMENDMENT TO EMPLOYMENT SERVICES AGREEMENT (“Amendment”), dated as of the 20th day of March, 2013, is between Mesa Energy Holdings, Inc. a Delaware corporation, (hereinafter referred to as the “Company”), and Rachel L. Dillard, (“Executive”).  Company and Executive are sometimes hereinafter collectively called the “Parties.”

WHEREAS, the Parties entered into an Employment Services Agreement on September 19, 2011 (the “Agreement”), which Agreement was amended on October 17, 2011 (the “First Amendment”) and further amended on October 1, 2012 (the “Second Amendment”); and

WHEREAS, the Parties wish to further amend certain provisions of the Agreement, as amended;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Company and Executive hereby agree as follows:

The remaining unvested portions of the Company’s restricted stock grant to Executive, the parameters of which were originally set forth in Section 5(d) of the Agreement with vesting dates subsequently revised according to the terms set forth in the First Amendment, are hereby converted to incentive stock options with an exercise price of $.131 per share, the closing market price of the Company’s common stock on the date of Board of Directors approval of this conversion.

The number of shares issuable upon the exercise of these options and related vesting dates are set forth below:

200,000 shares – vesting on April 1, 2013
300,000 shares – vesting on October 1, 2013

Except as specifically amended as provided herein, the Agreement, as amended, shall remain in full force and effect and is hereby confirmed and ratified.

This Amendment shall be governed and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts or choice of laws thereof.

[The next page is the signature page]

IN WITNESS WHEREOF, this Amendment is executed, accepted and agreed to by the Parties effective as of the date first set forth above.

Company                                                                           Executive

Mesa Energy Holdings, Inc.

By:  /s/ Randy M. Griffin                                                By:  /s/ Rachel L. Dillard
        Randy M. Griffin, CEO                                                   Rachel L. Dillard